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                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  Nov 27, 2000

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $24,393,577.59
               --------------------
                (  $ 0.0000871      , per $1,000 original principal amount of the Notes)
               --------------------
(ii) Amount of principal being paid or distributed in respect of the Class A-2
Notes:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------
(iii) Amount of principal being paid or distributed in respect of the Class M
Notes:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------
(iv) Amount of interest being paid or distributed in respect of the Class A-1
Notes:
                  $4,174,642.35
               --------------------
                (  $ 0.0000149      , per $1,000 original principal amount of the Notes)
               --------------------
(v)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $11,619,444.44
               --------------------
                (  $ 0.0000186      , per $1,000 original principal amount of the Notes)
               --------------------
(vi) (a) Amount of interest being paid or distributed in respect of the Class M
Notes:
                  $564,000.00
               --------------------
                (  $ 0.0000188      , per $1,000 original principal amount of the Notes)
               --------------------
        (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                  $14,883.33
               --------------------
                (  $ 0.0000005      , per $1,000 original principal amount of the Notes)
               --------------------
(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------
        (3)  (a)  Distributed to Class M Noteholders:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------
             (b)  Distributed to Class M Strip:
                  $0.00
               --------------------
                   $ -              , per $1,000 original principal amount of the Notes)
               --------------------
        (4)  Balance on Class A-1 Notes:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------
        (5)  Balance on Class A-2 Notes:
                  $0.00
               --------------------
                (  $ -              , per $1,000 original principal amount of the Notes)
               --------------------


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                                                                          Page 2

        (6)  (a)  Balance on Class M Notes:
                  $0.00
               --------------------
                (  $ -             , per $1,000 original principal amount of the Notes)
               --------------------
             (b)  Balance on Class M Strip:
                  $0.00
               --------------------
                (  $ -             , per $1,000 original principal amount of the Notes)
               --------------------
(viii)  Payments made under the Cap Agreement on such date:            November 24, 2000
                                                                   -----------------------
                ( $0.00               with respect to the Class A-1 Notes,
               --------------------
                ( $0.00               with respect to the Class A-2 Notes,
               --------------------
                ( $0.00               with respect to the Class M Notes,
               --------------------
(ix)    Pool Balance at end of related Collection Period:           $906,623,745.08
                                                             ---------------------------
(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $204,989,377.42
                                                                         ---------------------
             (2)  Class A-1 Note Pool Factor:               0.73210492
                                                     --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $625,000,000.00
                                                                         ---------------------
             (2)  Class A-2 Note Pool Factor:               1.00000000
                                                     --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:         $30,000,000.00
                                                                         ---------------------
             (2)  Class M Note Pool Factor:                 1.00000000
                                                     --------------------
        (d)  (1)  Outstanding principal amount of Certificates:          $65,000,000.00
                                                                         ---------------------
             (2)  Certificate Pool Factor:                  1.00000000
                                                     --------------------
(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was

                  0.0000000%     for the period from the Closing Date to but excluding 11/26/99 and
                  ---------------
                  6.6900000%     for the period from and including 11/26/99 to but excluding 02/25/2000 and
                  ---------------
             (2)  The Student Loan Rate was:         Not Applicable      (1)
                                                     --------------------
        (b)  Note Interest Rate for the Class A-1 Notes:       6.9700000%     (Based on 3-Month LIBOR)
                                                           ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:       7.1200000%     (Based on 3-Month LIBOR)
                                                           ---------------
        (d)  Note Interest Rate for the Class M Notes:         7.3900000%     (Based on 3-Month LIBOR)
                                                           ---------------
(xii)   (a)  Amount of Master Servicing Fee for related Collection Period:         $1,113,580.54
                                                                               ----------------------
                   $ 0.000003977      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000001782      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000037119      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiii)       Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                   ----------------------
                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $309,954.34
                                                                                             --------------------
        (b)  Delinquent Contracts                      # Disb.         %              $ Amount         %
                                                       -------         -              --------         -
             30-60 Days Delinquent                      1,943        2.57%           $18,866,706      3.44%
             61-90 Days Delinquent                        778        1.03%           $ 7,669,360      1.40%
             91-120 Days Delinquent                       563        0.75%           $ 4,746,397      0.86%
             More than 120 Days Delinquent                696        0.92%           $ 6,342,267      1.15%
             Claims Filed Awaiting Payment                563        0.75%           $ 5,501,546      1.00%
                                                       ------       ------         -------------    -------
                TOTAL                                   4,543        6.02%           $43,126,275      7.85%

(xv)    Amount in the Prefunding Account:       $4,726,728.38
                                           --------------------
(xvi)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00

     (1)This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

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